UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K/A
(Amendment No. 1)
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 6, 2025

INOTIV, INC.
(Exact name of registrant as specified in its charter)

Indiana	0-23357	35-1345024
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2701 KENT AVENUE WEST LAFAYETTE,INDIANA	47906-1382
(Address of principal executive offices)	(Zip Code)
Registrant's telephone number, including area code: (765) 463-4527
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares	NOTV	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

EXPLANATORY NOTE

On August 6, 2025, Inotiv, Inc. (the “Company”) filed a Form 8-K (the “Original Form 8-K”) with the U.S. Securities and Exchange Commission, which included as Exhibit 99.1 to the Original Form 8-K an earnings release announcing financial results for the three and nine months ended June 30, 2025 (the “Original Earnings Release”). The Company is filing this Amendment No. 1 to the Original Form 8-K (“Amendment No. 1”) solely to furnish the corrected version of the Original Earnings Release, which corrected the amount of the requested draw on the Company’s revolving credit facility in the paragraph beginning “Cash and cash equivalents” in the Original Earnings Release. All other information contained in the Original Form 8-K, including the Original Earnings Release, remains unchanged.

The information provided in Item 2.02 and Item 9.01, including Exhibit 99.1, of this Form 8-K is being furnished and shall not be deemed "filed" for the purpose of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date hereof, except as shall be expressly set forth by specific reference in such a filing.
Item 2.02.    Results of Operations and Financial Condition.

On August 6, 2025, Inotiv, Inc. issued the Original Earnings Release, and later issued a corrected earnings release (the “Corrected Earnings Release”). This Amendment No. 1 replaces the Original Earnings Release with the Corrected Earnings Release, which is attached as Exhibit 99.1 hereto and is incorporated herein by reference.

The Corrected Earnings Release corrects and replaces the amount of the requested draw on the Company’s revolving credit facility in the paragraph beginning “Cash and cash equivalents.” All other information contained in the Original Earnings Release remains unchanged.
Item 9.01.    Financial Statements and Exhibits.
(d)Exhibits

Exhibit No.	Description

99.1	Inotiv, Inc. press release, issued August 6, 2025 (corrected).
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

INOTIV, INC.

Date:	August 7, 2025	By:	/s/ Beth A. Taylor
Chief Financial Officer,
Executive Vice President